Exhibit (24)

                  TRANSCONTINENTAL GAS PIPE LINE CORPORATION

                              POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of TRANSCONTINENTAL GAS PIPE LINE CORPORATION, a Delaware corporation ("Transco"), does hereby constitute and appoint NICK A. BACILE AND JAMES C. BOURNE their true and lawful attorneys and each of them (with full power to act without the other) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of Transco, as hereinafter set forth below their signature, to sign Transco's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1997, and any and all amendments thereto or all instruments necessary or incidental in connection therewith; and

               THAT the undersigned Transco does hereby constitute and appoint NICK A. BACILE AND JAMES C. BOURNE its true and lawful attorneys and each of them (with full power to act without the other) its true and lawful attorney for it and in its name and on its behalf to sign said Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith.

               Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

               IN  WITNESS   WHEREOF,   the   undersigned   have  executed  this
instrument, all as of the 11th day of March, 1998.




  /s/ BRIAN E. O'NEILL                   /s/ NICK A. BACILE
------------------------------           -------------------------------
      Brian E. O'Neill                          Nick A. Bacile
         President,                           Vice President and
   Chief Executive Officer,                Chief Financial Officer
         and Director                    (Principal Financial Officer)
  (Principal Executive Officer)



                                       /s/ JAMES C. BOURNE
                                     -----------------------------
                                           James C. Bourne
                                             Controller
                                     (Principal Accounting Officer)






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                                                                         Page 2



  /s/ KEITH E. BAILEY               /s/ CUBA WADLINGTON, JR.
  --------------------              ------------------------
     Keith E. Bailey                 Cuba Wadlington, Jr.
         Director                           Director





                                                 TRANSCONTINENTAL GAS PIPE LINE
                                                 CORPORATION



                                                   By  /s/ NICK A. BACILE
                                                   ----------------------
                                                       Nick A. Bacile
                                                     Vice President and
                                                   Chief Financial Officer

ATTEST:



  /s/ SHAWNA L. GEHRES
  ----------------------
     Shawna L. Gehres
   Assistant Secretary












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                                                                         Page 3


                  TRANSCONTINENTAL GAS PIPE LINE CORPORATION


                  I, the undersigned, SHAWNA L. GEHRES, Assistant Secretary of TRANSCONTINENTAL GAS PIPE LINE CORPORATION, a Delaware company (hereinafter called the "Company"), do hereby certify that pursuant to Section 141(f) of the General Corporation Law of Delaware, the Board of Directors of this Corporation unanimously consented, as of March 11, 1998, to the following:

               RESOLVED that the Chairman of the Board, the President or any Vice President of the Company be, and each of them hereby is, authorized and empowered to execute a Power of Attorney for use in connection with the execution and filing, for and on behalf of the Company, under the Securities Exchange Act of 1934, of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997.

               I further certify that the foregoing resolutions have not been modified, revoked or rescinded and are in full force and effect.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal of TRANSCONTINENTAL GAS PIPE LINE, this 27th day of March, 1998.



                                                      /s/ SHAWNA L. GEHRES
                                                      ---------------------
                                                         Shawna L. Gehres
                                                       Assistant Secretary



(CORPORATE SEAL)


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